UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2025

United Parks & Resorts Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35883	27-1220297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6240 Sea Harbor Drive
Orlando, Florida		32821
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 407 226-5011

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PRKS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by United Parks & Resorts Inc. (the “Company”) on October 28, 2025 (the “Original 8-K”), which reported that the Company had appointed James W. Forrester, Jr., the Company’s Senior Vice President, Finance, to serve as the Company’s Interim Chief Financial Officer and Treasurer (“Interim CFO”) effective November 15, 2025 (the “Effective Date”). The Company is filing this Form 8K/A to amend the Original 8-K to report certain compensation adjustments made to Mr. Forrester’s compensation in connection with his appointment as Interim CFO. There are no other changes to the information contained in the Original 8-K.

On December 15, 2025, pursuant to Mr. Forrester’s appointment as Interim Chief Financial Officer and Treasurer, the Company approved the following adjustments to Mr. Forrester’s compensation: (i) a one-time grant of a number of restricted stock units with a grant date fair value of $500,000 based on the stock price at the close of trading on the Effective Date, with such restricted stock units vesting in four equal annual installments on the first four anniversaries of the date of grant; and (ii) on November 14, 2026, if Mr. Forrester continues to be the Company’s Interim CFO as of such date, a one-time grant of a number of restricted stock units with a grant date fair value of $500,000 based on the stock price at the close of trading on the date of grant, with such restricted stock units vesting in four equal annual installments on the first four anniversaries of the date of grant; each pursuant to the Company’s 2025 Omnibus Incentive Plan and the applicable award agreement. If Mr. Forrester is terminated by the Company for any reason other than cause, the unvested amount, if any, of each of these awards will immediately vest. Mr. Forrester’s annual base salary, annual bonus opportunity, and long-term incentive opportunity was not adjusted in connection with his appointment as Interim Chief Financial Officer. Mr. Forrester will also continue to participate in the Company’s Key Employee Severance Plan.

The Company will reevaluate Mr. Forrester's compensation if Mr. Forrester continues in the role of Interim CFO through February 14, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARKS & RESORTS INC.

Date:	December 19, 2025	By:	/s/ G. Anthony (Tony) Taylor
		Name: Title:	G. Anthony (Tony) Taylor Chief Legal Officer, General Counsel and Corporate Secretary